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                                                                Exhibit 10.16(d)



                                    EXHIBIT A


                                STANDARD FORM OF

                                  DEMEGEN, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT




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THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT
AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                                  DEMEGEN, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT


         Demegen, Inc. (the "Company") granted to the individual named below an option to purchase certain shares of Common Stock of the Company, in the manner and subject to the provisions of this Option Agreement.

         1. Definitions:

                  (a) "Optionee" shall mean Paul L. Kornblith, M.D.

                  (b) "Date of Option Grant" shall mean September 18, 1998.

                  (c) "Number of Option Shares" shall mean 5,000 shares of Common Stock of the Company as adjusted from time to time pursuant to paragraph 10 below.

                  (d) "Exercise Price" shall mean $0.45 per share as adjusted from time to time pursuant to paragraph 10 below.

                  (e) "Vesting Schedule" Except as provided in paragraph 9 below, the "Vesting Schedule shall be determined as follows:


                                                                                               Vested
                                                                                               ------
                                    On Date of Option Grant                                      All

                                    On each subsequent                                           N/A


                  (f) "Option Term Date" shall mean the date five (5) years after the Date of Option Grant.

                  (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (h) "Company" shall mean Demegen, Inc., a Colorado corporation, and any successor corporation thereto.

                  (i) "Plan" shall mean the Demegen, Inc.. 1998 Stock Option
Plan.

         2. Incorporation of Plan by Reference. This Option is granted under the terms of the Plan, the terms of which are incorporated herein by reference and are to be considered to be part of this Option Agreement as though set forth herein.



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         3. Status of the Option. This Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in Section 422 of the Code.

         4. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option.

         5. Exercise of the Option.

                  (a) Right to Exercise. The Option shall first become exercisable in accordance with the Vesting Schedule set forth in Section 1 above. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

                  (b) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares and other administrative matters as may be required pursuant to the provisions of this Option Agreement and the exercise form used by the Company. The written notice must be signed by the Optionee and is not effective until it is delivered in person or by certified or registered mail, return receipt requested, to the President of the Company prior to the termination of the Option as set forth in paragraph 7 below, accompanied by full payment of the exercise price for the number of shares being purchased.

                  (c) Form of Payment of Exercise Price. Such payment shall be made in cash, by check, cash equivalent, or pursuant to a "cashless exercise" in which the appropriate number of shares being purchased are retained by the Company in satisfaction of such payment obligations.

                  (d) Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option. The Optionee is cautioned that the Option is not exercisable unless the Company's withholding obligations are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested and the Company shall have no obligation to issue a certificate for such shares.

                  (e) Certificate Registration. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                  (f) Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The Optionee is cautioned that the Option may not be exercisable unless the foregoing conditions are satisfied. Accordingly, the Optionee may not be able to


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exercise the Option when desired even though the Option is vested. Questions concerning this restriction should be directed to the President of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                  (g) Fractional Shares. The Company at its discretion shall determine whether to issue fractional shares upon the exercise of the Option.

         6. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         7. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of membership on Scientific Advisory Board ("Scientific Board") as described in paragraph 8 below, or (c) upon a Transfer of Control to the extent provided in paragraph 9 below.

         8. Termination of Membership on Scientific Advisory Board

                  (a) Termination of the Option.

                           (i) Termination for Cause. If the Optionee ceases to
be a member of the Scientific Board of the Company by reason of "termination for cause," as defined below, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, shall terminate on the date on which the Optionee's membership on the Scientific Board terminated. For the purposes of this paragraph 8(a)(i), "termination for cause" shall mean an involuntary termination by the Company or a voluntary termination by the Optionee as a result of or in connection with the following events:

                                    (1) the Optionee's intentional, persistent
failure, dereliction, or refusal to perform such duties as are reasonably assigned to him or her by the officers and directors of the Company from time to time; or

                                    (2) the Optionee's fraud, dishonesty, or
other deliberate injury to the Company in the performance of his or her duties;
or

                                    (3) the Optionee's conviction of a crime
which constitutes a felony involving moral turpitude, fraud or deceit in the jurisdiction in which the Optionee is employed, regardless of whether such crime involves the Company; or

                                    (4) the Optionee's willful, improper
disclosure of confidential information relating to the Company.

                           (ii) Death or Disability. If the Optionee ceases to
be a member of the Scientific Board of the Company by reason of the death or disability of the Optionee within the meaning of Section 422(c) of the Code, the Option, to the extent unexercised by the Optionee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of one (1) year from the date on which the Optionee's membership on the Board terminated, but in any event no later than the Option Term Date.


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                           (iii) Other Termination. If the Optionee ceases to be
a member of the Scientific Board of the Company for any reason, except death or disability within the meaning of Section 422(c) of the Code or "termination for cause," as defined in paragraph 8(a)(i) above, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a member of the Board, may be exercised by the Optionee within thirty (30) days after the date on which the Optionee's membership on the Scientific Board is terminated, but in any event no later than the Option Term Date.

         Except as provided in this paragraph 8(a), the Option shall terminate and may not be exercised after the Optionee ceases to be an member of the Scientific Board of the Company.

                  (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 5(f) above, the Option shall remain exercisable until thirty (30) days after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

         9. Ownership Change and Transfer of Control. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                  (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

                  (b) a merger or consolidation involving the Company in which the Company is not the surviving entity;

                  (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one or more parent or subsidiary corporations of the Company); or

                  (d) A liquidation or dissolution of the Company.

         In the event of an Ownership Change, the Option shall (i) become fully vested to the extent it is not otherwise fully vested and (ii) terminate and cease to be outstanding effective as of the date of the Ownership Change to the extent that the Option is neither assumed or substituted for in connection with the Ownership Change nor exercised as of the date of the Ownership Change.

         10. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

         11. Rights as a Shareholder or Board Member. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 10 above. Nothing in the Option shall confer upon the Optionee any right to continue to be a member of the Board of the Company or


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interfere in any way with any right of the Company to terminate the Optionee's membership on that Board at any time.


         12. Stock Dividends Subject to Option Agreement. If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

         13. Legends. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph 13. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

                  (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

                  (b) Any legend required to be placed thereon by applicable law.

         14. Initial Public Offerings. The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the initial public offering under the Securities Act. The Optionee shall be subject to this paragraph provided and only if the officers and directors of the Company are also subject to similar arrangements.

         15. Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         16. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such action shall deprive any person, without such person's consent, of any rights previously granted pursuant to this Option Agreement.


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         17. Integrated Agreement. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.


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         18. Applicable Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania without regard to its choice of law provisions.


                                            DEMEGEN, INC.


                                            By: /s/ Richard D. Ekstrom
                                                ----------------------
                                            Title: President
                                                   -------------------



                  The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including, without limitation, the terms of the Demegen, Inc. 1998 Stock Option Plan, the terms of which are incorporated therein, and hereby accepts the Option subject to all of the terms and provisions thereof.





Date: January 21, 1999                      /s/ Paul L. Kornblith
     ---------------------                  ---------------------------






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